BORROWINGS	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
BORROWINGS

NOTE 7 – BORROWINGS

The Bank has a borrowing capacity with the Federal Home Loan Bank of New York (FHLB) of up to 30% of total assets. The Bank may utilize this capacity for either short or long-term borrowings. At December 31, 2025, this equated to a borrowing capacity of $272.3 million. All borrowings with the FHLB are collateralized by the Bank’s holdings of FHLB stock, as well as a blanket lien on all residential and certain qualified commercial real estate loans not otherwise pledged.

Short-Term FHLB Borrowings: The short-term borrowing program is based upon either an overnight or thirty-day borrowing period with interest based generally upon a spread above the current Federal funds rate. In addition, short-term borrowings with an original maturity of less than one year are classified in this category. The rates on these borrowings can be either fixed or floating. As of December 31, 2025 and December 31, 2024, short-term FHLB borrowings amounted to $54.0 million and $86.5 million, respectively. During the years that ended, short-term borrowings averaged $47.6 million and $34.1 million with a weighted average rate of 4.51% and 5.44%, respectively.

Municipal Letter of Credit: The Company utilizes a Municipal Letter of Credit (“MULOC”) from FHLB to collateralize certain municipal deposits at the Company. The balance of this MULOC at December 31, 2025 and 2024 was $17.9 million and $18.6 million, respectively.

Long-Term FHLB Borrowings: Long-term borrowings at December 31, 2025 and 2024 amounted to $20 million and $30 million, respectively. Of the $20 million of borrowings outstanding at December 31, 2025, $10 million with a rate of 4.13% matures in 2026, and $10 million with a rate of 4.01% matures in 2027.